Exhibit 99.3

Lincoln Financial Group
September 30, 2008
General Account Supplement

This document is dated October 28, 2008. The data contained in this document may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

Lincoln Financial Group
Available-For-Sale (AFS) by Industry Classifications
Amounts in Millions

	As of 09/30/2008					As of 06/30/2008
	Amortized	Unrealized	Unrealized	Fair	% Fair	Amortized	Unrealized	Unrealized	Fair	% Fair
AFS - Fixed Maturities	Cost	Gains	(Losses)	Value	Value	Cost	Gains	(Losses)	Value	Value
Corporate
Financial Services	10,363	52	(1,351)	9,064	17.4%	10,896	82	(681)	10,297	18.9%
Basic Industry	2,339	14	(155)	2,198	4.2%	2,195	33	(81)	2,147	3.9%
Capital Goods	2,675	24	(116)	2,583	5.0%	2,683	42	(58)	2,667	4.9%
Communications	2,637	22	(170)	2,489	4.8%	2,803	63	(100)	2,766	5.1%
Consumer Cyclical	2,954	15	(273)	2,696	5.2%	2,933	36	(159)	2,810	5.2%
Consumer Non-Cyclical	4,269	37	(166)	4,140	8.0%	4,110	54	(76)	4,088	7.5%
Energy	2,937	47	(143)	2,841	5.5%	2,886	71	(43)	2,914	5.3%
Technology	737	4	(32)	709	1.4%	744	11	(11)	744	1.4%
Transportation	1,271	25	(72)	1,224	2.4%	1,291	25	(54)	1,262	2.3%
Industrial Other	680	7	(26)	661	1.3%	675	11	(15)	671	1.2%
Utilities	8,374	71	(471)	7,974	15.3%	8,391	125	(202)	8,314	15.3%

Asset-Backed Securities ("ABS")

Collaterized Debt Obligations ("CDO") / Credit-Linked Notes ("CLN") [1]	797	7	(460)	344	0.7%	1,049	9	(418)	640	1.2%
Commercial Real Estate ("CRE") CDO	61	-	(12)	49	0.1%	62	-	(8)	54	0.1%
Credit Card	165	-	(23)	142	0.3%	172	1	(11)	162	0.3%
Home Equity	1,183	1	(316)	868	1.7%	1,185	1	(251)	935	1.7%
Manufactured Housing	151	4	(9)	146	0.3%	154	4	(8)	150	0.3%
Auto Loan	-	-	-	-	0.0%	1	-	-	1	0.0%
Other	204	1	(9)	196	0.4%	223	4	(7)	220	0.4%
Commercial Mortgage-Backed Securities ("CMBS")
Non-Agency Backed	2,588	10	(280)	2,318	4.5%	2,628	21	(182)	2,467	4.5%
Collaterized Mortgage Obligations ("CMO")
Agency Backed	4,902	50	(54)	4,898	9.3%	4,643	66	(37)	4,672	8.7%
Non-Agency Backed	2,146	-	(568)	1,578	3.0%	2,245	1	(381)	1,865	3.4%
Mortgage Pass Throughs
Agency Backed	1,756	20	(6)	1,770	3.4%	1,438	13	(10)	1,441	2.6%
Non-Agency Backed	147	-	(26)	121	0.2%	149	-	(17)	132	0.2%
Municipals
Taxable	113	4	(1)	116	0.2%	125	4	(1)	128	0.2%
Tax-Exempt	5	-	-	5	0.0%	5	-	-	5	0.0%
Government/Government Agencies
United States	1,170	91	(14)	1,247	2.4%	1,195	93	(7)	1,281	2.3%
Foreign	1,456	49	(67)	1,438	2.8%	1,570	64	(48)	1,586	2.9%
Redeemable Preferred Stock	131	1	(16)	116	0.2%	102	2	(5)	99	0.2%

AFS - Fixed Maturities	56,211	556	(4,836)	51,931	100.0%	56,553	836	(2,871)	54,518	100.0%
AFS - Equities	612	9	(128)	493		617	39	(192)	464
Total AFS Securities	56,823	565	(4,964)	52,424		57,170	875	(3,063)	54,982
Trading Securities [2]	2,362	193	(162)	2,393		2,423	222	(95)	2,550
Total AFS & Trading Securities	59,185	758	(5,126)	54,817		59,593	1,097	(3,158)	57,532

[1] Includes amortized cost of $600 million and $850 million as of 9/30/08 and 6/30/2008 respectively, related to Credit-Linked Notes.
For additional information, see "Credit-Linked Notes (CLN)" disclosure starting on page 113 of the 2007 Form 10-K.
[2] The trading securities support our Modco reinsurance agreements and the investment results are passed directly to the reinsurers.

Lincoln Financial Group
AFS - Exposure to Residential MBS ("RMBS") and Related Collateral
As of 9/30/2008
Amounts in Millions

	Total		Prime/Agency		Prime/Non-Agency		Alt-A		Subprime
	Fair	Amortized	Fair	Amortized	Fair	Amortized	Fair	Amortized	Fair	Amortized
Type	Value	Cost	Value	Cost	Value	Cost	Value	Cost	Value	Cost
RMBS	8,368	8,950	6,588	6,565	1,146	1,500	634	885	-	-
ABS	868	1,183	-	-	-	-	309	427	559	756
Total	9,236	10,133	6,588	6,565	1,146	1,500	943	1,312	559	756

Rating
AAA	8,494	8,883	6,549	6,526	915	1,103	645	785	385	469
AA	368	517	20	20	125	175	119	170	104	152
A	128	231	19	18	46	106	44	75	19	32
BBB	185	317	-	1	47	78	91	144	47	94
BB and below	61	185	-	-	13	38	44	138	4	9
Total	9,236	10,133	6,588	6,565	1,146	1,500	943	1,312	559	756

Origination Year
2004 and prior	4,171	4,336	3,183	3,167	376	430	337	399	275	340
2005	1,534	1,752	865	883	225	273	243	331	201	265
2006	940	1,255	361	361	186	272	310	471	83	151
2007 and forward	2,591	2,790	2,179	2,154	359	525	53	111	-	-
Total	9,236	10,133	6,588	6,565	1,146	1,500	943	1,312	559	756

Note: This table does not include the fair value of trading securities totaling $196 million which support our Modco reinsurance agreements since investment results for these agreements are passed directly to the reinsurers.
The $196 million in trading securities consisted of $158 million prime, $23 million alt-a, and $15 million subprime.

Lincoln Financial Group
AFS - Asset-Backed Securities - Consumer Loan
As of 9/30/2008
Amounts in Millions

	Total		Credit Card [1]		Auto Loans
	Fair	Amortized	Fair	Amortized	Fair	Amortized
	Value	Cost	Value	Cost	Value	Cost
Rating
AAA	119	139	119	139	-	-
BBB	23	26	23	26	-	-
Total	142	165	142	165	-	-

[1] - Additional indirect credit card exposure through structured securities is excluded from this table.
See "Credit-Linked Notes (CLN)" disclosure starting on page 113 of the 2007 Form 10-K.

Note: This table does not include the fair value of trading securities totaling $3 million which support our Modco reinsurance agreements since investment results for these agreements are passed directly to the reinsurers. The $3 million in trading securities consisted of $3 million credit card securities.

Lincoln Financial Group
AFS - Commercial Mortgage-Backed Securities
As of 9/30/2008
Amounts in Millions

	Total		Multiple Property		Single Property		CRE CDOs
	Fair	Amortized	Fair	Amortized	Fair	Amortized	Fair	Amortized
Type	Value	Cost	Value	Cost	Value	Cost	Value	Cost
CMBS	2,318	2,588	2,194	2,422	124	166	-	-
CRE CDOs	49	61	-	-	-	-	49	61
Total	2,367	2,649	2,194	2,422	124	166	49	61

Rating
AAA	1,648	1,746	1,553	1,637	68	71	27	38
AA	375	422	372	419	-	-	3	3
A	221	279	151	187	51	72	19	20
BBB	100	163	95	140	5	23	-	-
BB and below	23	39	23	39	-	-	-	-
Total	2,367	2,649	2,194	2,422	124	166	49	61

Origination Year
2004 and prior	1,661	1,750	1,562	1,647	77	80	22	23
2005	360	446	310	370	40	61	10	15
2006	216	290	192	242	7	25	17	23
2007	130	163	130	163	-	-	-	-
Total	2,367	2,649	2,194	2,422	124	166	49	61

Note: This table does not include the fair value of trading securities totaling $95 million which support our
Modco reinsurance agreements since investment results for these agreements are passed directly to the reinsurers. The $95 million in trading securities consisted of $92 million CMBS and $3 million CRE CDOs.

Lincoln Financial Group
Commercial Mortgage Loan Portfolio, Net of Reserves
As of 9/30/2008
Amounts in Millions

LNC MORTGAGE LOAN DISTRIBUTION
Property Type	Amt $	%	State	Amt $	%
Apartment	727	9%	CA	1,610	21%
Retail	1,839	24%	TX	626	8%
Office Building	2,568	33%	MD	442	6%
Industrial	2,020	26%	FL	337	4%
Hotel/Motel	293	4%	TN	326	4%
Mixed Use	135	2%	NC	324	4%
Other Commercial	106	2%	VA	316	4%
Total	7,688	100%	AZ	315	4%
			WA	299	4%
			IL	287	4%
Geographic Region	Amt $	%	GA	257	3%
New England	191	2%	PA	242	3%
Middle Atlantic	482	6%	OH	221	3%
East North Central	822	11%	NV	215	3%
West North Central	433	6%	IN	195	3%
South Atlantic	1,824	24%	MN	161	2%
East South Central	464	5%	NJ	147	2%
West South Central	676	9%	SC	138	2%
Mountain	746	10%	MA	133	2%
Pacific	2,050	27%	Other states under 2%	1,097	14%
Total	7,688	100%		7,688	100%

Lincoln Financial Group
Additional Disclosure of Insured Bonds and Direct Exposure
As of 9/30/2008
Amounts in Millions

		Insured	Total	Total	Total	Total
Monoline Name	Direct Exposure	Bonds [1]	Amortized Cost	Unrealized Gain	Unrealized (Loss)	Fair Value
AMBAC	-	272	272	2	(49)	225
ASSURED GUARANTY LTD	30	-	30	-	-	30
CMAC	-	-	-	-	-	-
FGIC	3	100	103	-	(31)	72
FSA	-	68	68	1	(5)	64
MBIA	12	125	137	1	(20)	118
MGIC	11	7	18	1	(4)	15
PMI GROUP INC	27	-	27	-	(12)	15
RADIAN GROUP INC	19	-	19	-	(9)	10
SECURITY CAPITAL ASSURANCE LTD	1	-	1	1	0	2
XL CAPITAL LTD	73	73	146	1	(27)	120
Total	176	645	821	7	(157)	671

[1] - Additional indirect insured exposure through structured securities is excluded from this table. See "Credit-Linked Notes (CLN)" disclosure.

Note: This table does not include the fair value of trading securities totaling $33 million which support our Modco reinsurance agreements since investment results for these agreements are passed directly to the reinsurers.
The $33 million in trading securities consisted of $10 million of Direct Exposure and $23 million of Insured Exposure.
This table also excludes insured exposure totaling $15 million for a guaranteed investment tax credit partnership.